UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________________________

Date of Report (Date of earliest event reported): June 1, 2018

SMART SAND, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37936	45-2809926
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1725 Hughes Landing Blvd., Suite 800
The Woodlands, Texas 77380
(Address of principal executive offices and zip code)

(281) 231-2660
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act.    ☒

Item 1.01    Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets.

On June 1, 2018, Smart Sand, Inc. (the "Company"), through its wholly-owned subsidiary Quickthree Technology, LLC ("Acquisition Sub"), completed its acquisition (the "Acquisition") of substantially all of the assets (the "Assets") of Quickthree Solutions, Inc. ("Quickthree"). The Acquisition was made pursuant to a previously reported Asset Purchase Agreement, dated May 8, 2018, by and among the Company, Acquisition Sub, Quickthree, and the majority shareholders of Quickthree (the "Agreement"). Quickthree is a Saskatoon, Saskatchewan, Canada based manufacturer and distributor of portable vertical frac sand storage solutions serving the oil and gas exploration and development industry.

The aggregate purchase price for the Assets consists of approximately $30.0 million paid at closing, subject to adjustment based upon Quickthree's closing date working capital, and up to $12.75 million in potential earn-out payments over a three-year period after closing. Payment of the earn-out is based upon the production of silos and related equipment during the earn-out period. The closing portion of the purchase price was, and the Company expects the earn-out portion of the purchase price to be, paid using both cash on hand and advances under the Company's credit facility.

The Agreement is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 14, 2018, as amended on May 18, 2018, and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On June 4, 2018, the Company issued a press release concerning certain events relating to the foregoing. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit
Number    Description

99.1	Press Release dated June 4, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2018	SMART SAND, INC. By: /s/ Lee E. Beckelman Lee E. Beckelman Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number    Description

99.1	Press Release dated June 4, 2018.